UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Value Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 11/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Large Cap Series Funds, Inc.

•  BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund performed well against a highly changeable backdrop during the period. Initially, investor preference for value styles was driven by a continuation of the strong reflationary market tone from the broad economic reopening in 2021. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a rotation back toward secular growth positions. This resurrected 2020 performance leadership themes that were further supported by declining bond yields and concerns around the spread of the Delta COVID-19 strain. The pro-growth theme persisted until another sharp rotation in September 2021 to value, which was also instigated by a more hawkish Fed. The announcement of the expected tapering of bond purchases resulted in a spike in bond yields supporting cyclical exposures. This was compounded by the simultaneous sharp rise in commodities prices that put further pressure on inflation. Ultimately, the rotation was short-lived as market leadership went back towards pro-growth areas in October 2021.

Trend-based sentiment measures broadly performed well during the period, capturing the evolving economic backdrop. This was led by strong performance across insights that analyze text from market participants. Specifically, signals that capture trends across both short-term performance and long-term fundamentals from executive commentaries were top performers with gains across industrials and technology stocks. Similarly, higher frequency alternative data measures that capture online search activity and mobile application usage performed well amid supply chain constraints by motivating an overweight to software companies.

Additionally, macro thematic insights developed to capture emerging market themes, such as rising COVID-19 rates, proved additive. Namely, measures that evaluate activity in the private markets as well as insights designed to track how industries may react to interest rate volatility aided performance, most notably by driving an overweight to road and rail names.

On the downside, the portfolio’s fundamental measures weighed on performance. Traditional valuation metrics, such as those that evaluate company research expenditures relative to price and valuations relative to sales, struggled amid changing market style preferences.

Insights related to environmental, social and governance (“ESG”) measures struggled. Positions motivated by environmental transition insights, which tend to have a pro-growth tilt, lagged as they ran against both the shift toward value and the strong increase in commodities prices. Insights designed to track investor positioning into ESG-related holdings were leading detractors. Additionally, an insight that identifies company green bond issuances, another transition measure, detracted as interest rates moved higher.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions and wage inflation.

The Fund used derivatives to equitize cash and cash equivalents to be fully invested in the stock market while maintaining some liquidity. The Fund’s use of derivatives contributed positively to Fund performance.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the industrials and information technology sectors and slight underweight positions in the materials and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage Large Cap Value Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.30%	23.68%	N/A	11.39%	N/A	12.25%	N/A
Investor A	0.16	23.34	16.87%	11.10	9.91%	11.94	11.34%
Investor C	(0.23)	22.40	21.40	10.27	10.27	11.24	11.24
Class K	0.28	23.70	N/A	11.42	N/A	12.27	N/A
Class R	0.03	23.03	N/A	10.82	N/A	11.64	N/A
Russell 1000® Value Index(c)	(0.57)	22.25	N/A	10.36	N/A	12.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,003.00	$ 2.71		$ 1,000.00	$ 1,022.36	$ 2.74		0.54%
Investor A	1,000.00	1,001.60	3.96		1,000.00	1,021.11	4.00		0.79
Investor C	1,000.00	997.70	7.71		1,000.00	1,017.35	7.79		1.54
Class K	1,000.00	1,002.80	2.46		1,000.00	1,022.61	2.49		0.49
Class R	1,000.00	1,000.30	5.21		1,000.00	1,019.85	5.27		1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage Large Cap Value Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Johnson & Johnson	3%
JPMorgan Chase & Co.	2
Alphabet, Inc., Class A	2
Prologis, Inc.	2
Procter & Gamble Co.	1
Marsh & McLennan Cos., Inc.	1
Intel Corp.	1
Danaher Corp.	1
Citigroup, Inc.	1
Target Corp.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	21%
Health Care	17
Industrials	12
Information Technology	11
Consumer Staples	7
Consumer Discretionary	7
Communication Services	6
Utilities	6
Energy	5
Real Estate	4
Materials	3
Short-Term Securities	1

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on June 1, 2021 and held through November 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) November 30, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Axon Enterprise, Inc.(a)	2,642	$445,943
General Dynamics Corp.	745	140,783
Lockheed Martin Corp.	18,812	6,270,416
Mercury Systems, Inc.(a)	5,155	252,337
Northrop Grumman Corp.	2,885	1,006,288

		8,115,767

Air Freight & Logistics — 1.3%
CH Robinson Worldwide, Inc.	34,687	3,298,387
Expeditors International of Washington, Inc.	39,772	4,837,070

		8,135,457

Airlines — 0.2%
Alaska Air Group, Inc.(a)	32,734	1,589,890

Auto Components — 0.8%
BorgWarner, Inc.	115,815	5,012,473

Automobiles — 0.2%
Rivian Automotive, Inc., Class A(a)	9,188	1,100,355

Banks — 7.4%
Bank of America Corp.	106,340	4,728,940
Bank of Hawaii Corp.	7,099	566,358
Citigroup, Inc.	145,225	9,250,833
Commerce Bancshares, Inc.	1,267	88,437
First Republic Bank	38,237	8,016,769
Huntington Bancshares, Inc.	68,680	1,019,211
JPMorgan Chase & Co.	71,703	11,388,587
Pinnacle Financial Partners, Inc.	17,531	1,672,633
PNC Financial Services Group, Inc.	6,925	1,364,225
Regions Financial Corp.	72,531	1,650,080
Signature Bank	5,040	1,523,592
Truist Financial Corp.	54,009	3,203,274
Wells Fargo & Co.	48,068	2,296,689

		46,769,628

Beverages — 0.7%
Coca-Cola Europacific Partners PLC	22,476	1,109,640
Molson Coors Beverage Co., Class B	71,519	3,178,305

		4,287,945

Biotechnology — 1.5%
Amgen, Inc.	4,114	818,192
Biogen, Inc.(a)	3,069	723,486
Gilead Sciences, Inc.	106,950	7,372,064
Regeneron Pharmaceuticals, Inc.(a)	1,316	837,674

		9,751,416

Building Products — 1.4%
Allegion PLC	12,298	1,520,525
Lennox International, Inc.	1,974	610,005
Masco Corp.	1,087	71,633
Owens Corning	6,588	558,926
Trane Technologies PLC	33,070	6,172,516

		8,933,605

Capital Markets — 3.1%
Bank of New York Mellon Corp.	14,216	778,895
CME Group, Inc.	24,324	5,363,929
FactSet Research Systems, Inc.	3,544	1,660,612
Goldman Sachs Group, Inc.	3,024	1,152,114
Intercontinental Exchange, Inc.	8,288	1,083,407
Invesco Ltd.	46,537	1,039,171
Moody’s Corp.	248	96,879
Morgan Stanley	46,492	4,408,371

Security	Shares	Value

Capital Markets (continued)
S&P Global, Inc.	152	$69,271
Stifel Financial Corp.	53,516	3,800,171

		19,452,820

Chemicals — 1.2%
Ecolab, Inc.	17,357	3,844,055
LyondellBasell Industries NV, Class A	18,802	1,638,218
Mosaic Co.	37,518	1,283,866
PPG Industries, Inc.	1,696	261,472
Sherwin-Williams Co.	1,143	378,608

		7,406,219

Commercial Services & Supplies — 0.3%
IAA, Inc.(a)	15,873	766,666
Waste Connections, Inc.	7,016	933,549

		1,700,215

Communications Equipment — 0.8%
Ciena Corp.(a)	2,717	163,645
Cisco Systems, Inc.	4,947	271,293
Juniper Networks, Inc.	109,725	3,415,739
Motorola Solutions, Inc.	3,976	1,006,644

		4,857,321

Construction Materials — 0.5%
Martin Marietta Materials, Inc.	1,355	546,756
Vulcan Materials Co.	14,422	2,763,832

		3,310,588

Consumer Finance — 2.0%
Ally Financial, Inc.	144,216	6,609,419
American Express Co.	23,703	3,609,967
Capital One Financial Corp.	16,276	2,287,266

		12,506,652

Containers & Packaging — 0.6%
Amcor PLC	135,732	1,536,486
Avery Dennison Corp.	539	110,533
Westrock Co.	43,341	1,880,566

		3,527,585

Diversified Consumer Services — 0.5%
H&R Block, Inc.	24,352	576,656
Service Corp. International	36,364	2,405,842

		2,982,498

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(a)	32,413	8,968,353
Voya Financial, Inc.	116,482	7,238,191

		16,206,544

Diversified Telecommunication Services — 0.6%
AT&T Inc.	163,791	3,739,349
Iridium Communications, Inc.(a)	1,848	71,056
Verizon Communications, Inc.	4,909	246,775

		4,057,180

Electric Utilities — 2.3%
Alliant Energy Corp.	7,996	438,101
Entergy Corp.	7,947	797,402
NextEra Energy, Inc.	49,683	4,311,491
OGE Energy Corp.	182,303	6,256,639
Pinnacle West Capital Corp.	23,445	1,525,097
Portland General Electric Co.	14,150	688,680
Southern Co.	6,509	397,700

		14,415,110

Electrical Equipment — 0.4%
AMETEK, Inc.	17,290	2,360,085

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	6,453	$234,050
Flex Ltd.(a)	80,448	1,375,661
Keysight Technologies, Inc.(a)	4,940	960,731

		2,570,442

Energy Equipment & Services — 0.9%
Baker Hughes Co.	3,570	83,324
Halliburton Co.	11,156	240,858
Schlumberger NV	186,601	5,351,717

		5,675,899

Entertainment — 1.4%
Roku, Inc.(a)	5,428	1,235,467
Spotify Technology SA(a)	1,327	316,490
Walt Disney Co.(a)	47,539	6,888,401
Zynga, Inc., Class A(a)	42,043	253,519

		8,693,877

Equity Real Estate Investment Trusts (REITs) — 3.7%
American Homes 4 Rent, Class A	40,691	1,631,302
Brixmor Property Group, Inc.	83,327	1,894,856
CubeSmart	34,722	1,872,210
Equity Residential	20,559	1,753,888
Extra Space Storage, Inc.	5,169	1,033,800
Life Storage, Inc.	37,990	5,019,999
Prologis, Inc.	68,888	10,384,866

		23,590,921

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	12,429	6,703,954
Walmart, Inc.	44,544	6,264,223

		12,968,177

Food Products — 1.1%
Conagra Brands, Inc.	119,946	3,664,351
Kellogg Co.	19,479	1,191,725
McCormick & Co., Inc.	25,183	2,161,205

		7,017,281

Gas Utilities — 0.4%
Atmos Energy Corp.	3,510	317,023
UGI Corp.	47,377	1,954,301

		2,271,324

Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	1,828	229,908
Align Technology, Inc.(a)	1,690	1,033,486
Dexcom, Inc.(a)	511	287,483
Envista Holdings Corp.(a)	19,959	774,409
Hologic, Inc.(a)	15,711	1,174,083
IDEXX Laboratories, Inc.(a)	11,089	6,742,888
Medtronic PLC	5,089	542,996
Stryker Corp.	5,879	1,391,148

		12,176,401

Health Care Providers & Services — 4.2%
AmerisourceBergen Corp.	13,228	1,531,141
Anthem, Inc.	19,841	8,060,010
Cigna Corp.	18,659	3,580,662
CVS Health Corp.	10,378	924,265
McKesson Corp.	18,913	4,099,582
Molina Healthcare, Inc.(a)	240	68,443
UnitedHealth Group, Inc.	18,260	8,111,457

		26,375,560

Health Care Technology — 0.4%
Cerner Corp.	33,500	2,360,075

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.6%
Booking Holdings, Inc.(a)	735	$1,544,860
Dutch Bros, Inc., Class A(a)(b)	1,633	86,288
McDonald’s Corp.	7,334	1,793,896
Sweetgreen, Inc., Class A(a)	4,292	163,868

		3,588,912

Household Durables — 0.9%
DR Horton, Inc.	16,763	1,637,745
PulteGroup, Inc.	2,323	116,220
Whirlpool Corp.	17,031	3,708,330

		5,462,295

Household Products — 2.8%
Colgate-Palmolive Co.	107,157	8,038,918
Procter & Gamble Co.	65,239	9,432,255

		17,471,173

Industrial Conglomerates — 1.4%
General Electric Co.	21,100	2,004,289
Honeywell International, Inc.	21,275	4,302,656
Roper Technologies, Inc.	4,989	2,315,644

		8,622,589

Insurance — 5.2%
Allstate Corp.	8,022	872,152
American International Group, Inc.	6,916	363,782
Athene Holding Ltd., Class A(a)	3,578	293,110
Brighthouse Financial, Inc.(a)	7,382	358,839
Everest Re Group Ltd.	9,672	2,479,707
Lincoln National Corp.	6,956	461,391
Marsh & McLennan Cos., Inc.	57,485	9,428,690
MetLife, Inc.	132,229	7,756,553
Reinsurance Group of America, Inc.	16,538	1,569,621
Travelers Cos., Inc.	50,839	7,470,791
Willis Towers Watson PLC	9,414	2,126,058

		33,180,694

Interactive Media & Services — 2.4%
Alphabet, Inc., Class A(a)	3,844	10,909,080
Alphabet, Inc., Class C(a)	1,215	3,461,584
Twitter, Inc.(a)	13,543	595,079

		14,965,743

Internet & Direct Marketing Retail — 0.4%
Amazon.com, Inc.(a)	726	2,546,133
Qurate Retail, Inc., Series A	11,838	94,704

		2,640,837

IT Services — 2.4%
Automatic Data Processing, Inc.	14,917	3,444,186
Fidelity National Information Services, Inc.	48,769	5,096,360
Okta, Inc.(a)	1,120	241,058
Toast, Inc., Class A(a)	4,630	185,154
Visa, Inc., Class A	31,408	6,085,928

		15,052,686

Life Sciences Tools & Services — 2.8%
Agilent Technologies, Inc.	38,132	5,754,119
Danaher Corp.	29,068	9,349,431
PPD, Inc.(a)	30,190	1,421,949
Syneos Health, Inc., Class A(a)(b)	8,844	859,283
Thermo Fisher Scientific, Inc.	832	526,515

		17,911,297

Machinery — 3.3%
Caterpillar, Inc.	11,235	2,172,287
Deere & Co.	5,774	1,995,148

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Illinois Tool Works, Inc.	26,333	$6,113,206
Otis Worldwide Corp.	95,710	7,695,084
Snap-on, Inc.	492	101,308
Stanley Black & Decker, Inc.	14,683	2,566,001

		20,643,034

Media — 1.7%
Altice USA, Inc., Class A(a)	37,726	597,580
Comcast Corp., Class A	110,936	5,544,581
Discovery, Inc., Class C(a)	9,827	223,171
Fox Corp., Class A	44,306	1,582,167
Fox Corp., Class B	4,711	158,290
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	2,250	109,800
Nexstar Media Group, Inc., Class A	1,693	253,104
Sirius XM Holdings, Inc.(b)	313,115	1,910,001
TEGNA, Inc.	20,137	397,706

		10,776,400

Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	21,125	3,139,809

Multiline Retail — 1.7%
Kohl’s Corp.	12,872	659,433
Nordstrom, Inc.(a)	50,501	1,069,106
Target Corp.	36,822	8,978,676

		10,707,215

Multi-Utilities — 3.0%
Ameren Corp.	20,681	1,687,363
CMS Energy Corp.	36,131	2,126,309
Consolidated Edison, Inc.	97,090	7,538,068
DTE Energy Co.	43,643	4,728,283
NiSource, Inc.	115,367	2,827,645

		18,907,668

Oil, Gas & Consumable Fuels — 4.0%
Antero Midstream Corp.	31,747	308,263
Chevron Corp.	73,588	8,305,878
Continental Resources, Inc.	17,366	770,009
Devon Energy Corp.	32,741	1,377,087
EOG Resources, Inc.	90,890	7,907,430
Exxon Mobil Corp.	19,123	1,144,320
Kinder Morgan, Inc.	155,379	2,402,159
Ovintiv, Inc.	3,345	116,272
Phillips 66	35,402	2,448,756
Pioneer Natural Resources Co.	601	107,170
Targa Resources Corp.	5,931	306,218
Williams Cos., Inc.	8,171	218,901

		25,412,463

Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	8,351	2,773,117

Pharmaceuticals — 5.8%
Bristol-Myers Squibb Co.	87,829	4,710,269
Johnson & Johnson	123,192	19,209,329
Pfizer, Inc.	136,217	7,318,939
Zoetis, Inc.	24,478	5,435,095

		36,673,632

Professional Services — 1.2%
Equifax, Inc.	20,316	5,661,054
IHS Markit Ltd.	11,337	1,449,095
Robert Half International, Inc.	2,029	225,564

		7,335,713

Security	Shares	Value

Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A(a)	32,399	$3,096,372

Road & Rail — 1.6%
Landstar System, Inc.	22,680	3,822,714
Ryder System, Inc.	63,092	5,241,683
Schneider National, Inc., Class B	57,181	1,406,653

		10,471,050

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc.(a)(b)	3,134	496,332
Analog Devices, Inc.	3,477	626,729
Applied Materials, Inc.	5,083	748,167
Cirrus Logic, Inc.(a)	25,442	2,039,939
Intel Corp.	191,603	9,426,868
Lam Research Corp.	1,704	1,158,464
QUALCOMM, Inc.	773	139,573
Texas Instruments, Inc.	4,583	881,632

		15,517,704

Software — 2.7%
Adobe, Inc.(a)	1,313	879,513
Braze, Inc., Class A(a)	159	12,116
EngageSmart, Inc.(a)(b)	8,216	179,684
Expensify, Inc., Class A(a)	8,460	381,884
Freshworks, Inc., Class A(a)(b)	11,151	392,738
Gitlab, Inc., Class A(a)	2,512	242,508
Intuit, Inc.	9,023	5,885,703
Manhattan Associates, Inc.(a)	1,149	179,428
salesforce.com, Inc.(a)	8,372	2,385,685
ServiceNow, Inc.(a)	5,633	3,648,494
Workday, Inc., Class A(a)	11,550	3,167,357

		17,355,110

Specialty Retail — 0.5%
Advance Auto Parts, Inc.	1,275	281,418
American Eagle Outfitters, Inc.	51,035	1,321,296
National Vision Holdings, Inc.(a)	3,847	184,810
Penske Automotive Group, Inc.	8,378	834,616
Tractor Supply Co.	1,623	365,711

		2,987,851

Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.	7,801	1,289,505
Dell Technologies, Inc., Class C(a)	62,699	3,540,613
Hewlett Packard Enterprise Co.	504,815	7,244,095
NetApp, Inc.	26,610	2,365,097
Pure Storage, Inc., Class A(a)	6,052	187,430

		14,626,740

Textiles, Apparel & Luxury Goods — 1.2%
Levi Strauss & Co., Class A	18,800	480,716
On Holding AG, Class A(a)	18,133	728,221
Ralph Lauren Corp.	12,259	1,422,534
Tapestry, Inc.	115,928	4,651,032
Under Armour, Inc., Class C(a)	6,023	120,882

		7,403,385

Thrifts & Mortgage Finance — 0.6%
New York Community Bancorp, Inc.	282,336	3,382,385
Radian Group, Inc.	34,757	708,000

		4,090,385

Trading Companies & Distributors — 0.2%
SiteOne Landscape Supply, Inc.(a)	5,009	1,203,963

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
United States Cellular Corp.(a)	53,352	$1,553,077

Total Long-Term Investments — 98.8% (Cost: $545,694,951)		623,750,224

Short-Term Securities(c)(d)

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	6,252,397	6,252,397
SL Liquidity Series, LLC, Money Market Series, 0.14%(e)	2,777,729	2,778,284

Total Short-Term Securities — 1.4% (Cost: $9,030,681)		9,030,681

Total Investments — 100.2% (Cost: $554,725,632)		632,780,905

Liabilities in Excess of Other Assets — (0.2)%		(1,366,611)

Net Assets — 100.0%		$631,414,294

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,496,081	$—	$ (243,684	)(a)	$—	$—	$6,252,397	6,252,397	$156		$—
SL Liquidity Series, LLC, Money Market Series	3,058,328	—	(279,492	)(a)	(552)	—	2,778,284	2,777,729	21,705	(b)	—

					$(552)	$—	$9,030,681		$21,861		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	33	12/17/21	$ 7,534	$28,680

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Value Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$28,680	$—	$—	$—	$28,680

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$715,854	$—	$—	$—	$715,854

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(106,558)	$—	$—	$—	$(106,558)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$7,722,594

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$623,750,224	$—	$—	$623,750,224
Short-Term Securities
Money Market Funds	6,252,397	—	—	6,252,397

	$630,002,621	$—	$—	630,002,621

Investments valued at NAV(a)				2,778,284

				$632,780,905

Derivative Financial Instruments(b)
Assets
Equity Contracts	$28,680	$—	$—	$28,680

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

November 30, 2021

BlackRock Advantage Large Cap Value Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$623,750,224
Investments at value — affiliated(c)	9,030,681
Cash	7,526
Cash pledged for futures contracts	372,006
Receivables:
Investments sold	2,954,528
Securities lending income — affiliated	1,175
Capital shares sold	851,444
Dividends — affiliated	27
Dividends — unaffiliated	1,225,875
From the Manager	22,087
Prepaid expenses	74,848

Total assets	638,290,421

LIABILITIES
Collateral on securities loaned at value	2,778,889
Payables:
Investments purchased	3,046,346
Administration fees	22,818
Capital shares redeemed	329,172
Investment advisory fees	205,053
Directors’ and Officer’s fees	3,857
Other accrued expenses	241,942
Other affiliate fees	4,724
Service and distribution fees	106,811
Variation margin on futures contracts	136,515

Total liabilities	6,876,127

NET ASSETS	$631,414,294

NET ASSETS CONSIST OF
Paid-in capital	$556,303,775
Accumulated earnings	75,110,519

NET ASSETS	$631,414,294

(a) Investments, at cost — unaffiliated	$545,694,951
(b) Securities loaned, at value	$2,659,715
(c) Investments, at cost — affiliated	$9,030,681

F I N A N C I A L S T A T E M E N T S	13

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2021

BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional
Net assets	$191,107,130

Shares outstanding	6,437,252

Net asset value	$29.69

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$403,355,440

Shares outstanding	13,949,834

Net asset value	$28.91

Shares authorized	400 million

Par value	$0.10

Investor C
Net assets	$18,845,021

Shares outstanding	712,693

Net asset value	$26.44

Shares authorized	400 million

Par value	$0.10

Class K
Net assets	$9,345,715

Shares outstanding	314,833

Net asset value	$29.68

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$8,760,988

Shares outstanding	318,218

Net asset value	$27.53

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended November 30, 2021

BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$6,106,634
Dividends — affiliated	156
Securities lending income — affiliated — net	21,705
Foreign taxes withheld	(3,757)

Total investment income	6,124,738

EXPENSES
Investment advisory	1,597,258
Service and distribution — class specific	643,182
Transfer agent — class specific	330,478
Administration	136,656
Professional	73,702
Administration — class specific	65,198
Registration	53,711
Accounting services	35,317
Custodian	18,497
Directors and Officer	4,529
Miscellaneous	36,706

Total expenses	2,995,234
Less:
Fees waived and/or reimbursed by the Manager	(358,664)
Administration fees waived — class specific	(65,198)
Transfer agent fees waived and/or reimbursed — class specific	(169,570)

Total expenses after fees waived and/or reimbursed	2,401,802

Net investment income	3,722,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	61,930,384
Investments — affiliated	(552)
Futures contracts	715,854

62,645,686

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(64,900,589)
Futures contracts	(106,558)

(65,007,147)

Net realized and unrealized loss	(2,361,461)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,361,475

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,722,936	$7,588,358
Net realized gain	62,645,686	68,727,645
Net change in unrealized appreciation (depreciation)	(65,007,147)	128,383,455

Net increase in net assets resulting from operations	1,361,475	204,699,458

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(31,826,031)	(2,865,168)
Service	—	(192,993)
Investor A	(68,214,081)	(4,976,057)
Investor C	(3,358,960)	(271,831)
Class K	(1,517,442)	(99,492)
Class R	(1,494,991)	(129,798)

Decrease in net assets resulting from distributions to shareholders	(106,411,505)	(8,535,339)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	82,555,722	(39,434,871)

NET ASSETS
Total increase (decrease) in net assets	(22,494,308)	156,729,248
Beginning of period	653,908,602	497,179,354

End of period	$631,414,294	$653,908,602

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund

	Institutional
	Six Months Ended				Period from
	11/30/21		Year Ended		10/01/19		Year Ended September 30,
	(unaudited)		05/31/21		to 05/31/20		2019		2018		2017		2016

Net asset value, beginning of period	$35.07		$24.74		$28.08		$30.89		$28.32		$23.57		$21.58

Net investment income(a)	0.22		0.46		0.39		0.57		0.55		0.36		0.26
Net realized and unrealized gain (loss)		(0.08)	10.36			(2.60)	(0.26)		2.57		4.74		1.96

Net increase (decrease) from investment operations	0.14		10.82			(2.21)	0.31		3.12		5.10		2.22

Distributions(b)
From net investment income		(0.47)		(0.49)		(0.58)	(0.59)		(0.43)		(0.35)		(0.23)
From net realized gain		(5.05)	—			(0.55)	(2.53)		(0.12)		—		—

Total distributions		(5.52)		(0.49)		(1.13)	(3.12)		(0.55)		(0.35)		(0.23)

Net asset value, end of period	$29.69		$35.07		$24.74		$28.08		$30.89		$28.32		$23.57

Total Return(c)
Based on net asset value	0.30	%(d)		44.37%	(8.36	)%(d)	1.80%		11.16%		21.79	%(e)	10.35	%(e)

Ratios to Average Net Assets
Total expenses	0.71	%(f)	0.84	%(g)	0.89	%(f)(h)	0.87	%(h)	0.92	%(i)	0.94	%(i)	0.92	%(i)

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.54	%(g)	0.54	%(f)(h)	0.54	%(h)	0.54	%(i)	0.77	%(i)	0.87	%(i)

Net investment income	1.34	%(f)	1.58	%(g)	2.20	%(f)(h)	2.09	%(h)	1.87	%(i)	1.37	%(i)	1.18	%(i)

Supplemental Data
Net assets, end of period (000)	$191,107		$194,452		$146,365		$192,744		$169,089		$166,970		$143,113

Portfolio turnover rate		66%	126	%(j)		70%	161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.66% and 10.25%, respectively.

(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor A

	Six Months Ended				Period from
	11/30/21		Year Ended		10/01/19		Year Ended September 30,
	(unaudited)		05/31/21		to 05/31/20		2019		2018		2017		2016

Net asset value, beginning of period	$34.26		$24.18		$27.45		$30.26		$27.76		$23.09		$21.14

Net investment income(a)	0.18		0.38		0.34		0.49		0.47		0.28		0.19
Net realized and unrealized gain (loss)		(0.09)	10.13			(2.55)	(0.25)		2.51		4.65		1.92

Net increase (decrease) from investment operations	0.09		10.51			(2.21)	0.24		2.98		4.93		2.11

Distributions(b)
From net investment income		(0.39)		(0.43)		(0.51)	(0.52)		(0.36)		(0.26)		(0.16)
From net realized gain		(5.05)	—			(0.55)	(2.53)		(0.12)		—		—

Total distributions		(5.44)		(0.43)		(1.06)	(3.05)		(0.48)		(0.26)		(0.16)

Net asset value, end of period	$28.91		$34.26		$24.18		$27.45		$30.26		$27.76		$23.09

Total Return(c)
Based on net asset value	0.16	%(d)		44.01%	(8.53	)%(d)	1.56%		10.86%		21.49	%(e)	10.01	%(e)

Ratios to Average Net Assets
Total expenses	0.98	%(f)	1.10	%(g)	1.15	%(f)(h)	1.14	%(h)	1.20	%(i)	1.22	%(i)	1.22	%(i)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79	%(g)	0.79	%(f)(h)	0.79	%(h)	0.79	%(i)	1.04	%(i)	1.17	%(i)

Net investment income	1.09	%(f)	1.33	%(g)	1.95	%(f)(h)	1.84	%(h)	1.61	%(i)	1.10	%(i)	0.88	%(i)

Supplemental Data
Net assets, end of period (000)	$403,355		$405,607		$280,449		$336,565		$337,798		$346,128		$286,786

Portfolio turnover rate		66%	126	%(j)		70%	161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.36% and 9.91%, respectively.

(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor C

	Six Months Ended				Period from
	11/30/21		Year Ended		10/01/19		Year Ended September 30,
	(unaudited)		05/31/21		to 05/31/20		2019		2018		2017		2016

Net asset value, beginning of period	$31.69		$22.31		$25.32		$28.06		$25.71		$21.36		$19.57

Net investment income(a)	0.05		0.16		0.19		0.27		0.23		0.07		0.02
Net realized and unrealized gain (loss)		(0.08)	9.37			(2.36)	(0.24)		2.33		4.32		1.78

Net increase (decrease) from investment operations		(0.03)	9.53			(2.17)	0.03		2.56		4.39		1.80

Distributions(b)
From net investment income		(0.17)		(0.15)		(0.29)	(0.24)		(0.09)		(0.04)		(0.01)
From net realized gain		(5.05)	—			(0.55)	(2.53)		(0.12)		—		—

Total distributions		(5.22)		(0.15)		(0.84)	(2.77)		(0.21)		(0.04)		(0.01)

Net asset value, end of period	$26.44		$31.69		$22.31		$25.32		$28.06		$25.71		$21.36

Total Return(c)
Based on net asset value	(0.23	)%(d)		42.99%	(9.00	)%(d)	0.79%		10.03%		20.59	%(e)	9.18	%(e)

Ratios to Average Net Assets
Total expenses	1.74	%(f)	1.85	%(g)	1.91	%(f)(h)	1.94	%(h)	1.97	%(i)	1.98	%(i)	1.98	%(i)

Total expenses after fees waived and/or reimbursed	1.54	%(f)	1.54	%(g)	1.54	%(f)(h)	1.54	%(h)	1.54	%(i)	1.84	%(i)	1.93	%(i)

Net investment income	0.34	%(f)	0.63	%(g)	1.20	%(f)(h)	1.08	%(h)	0.87	%(i)	0.29	%(i)	0.12	%(i)

Supplemental Data
Net assets, end of period (000)	$18,845		$20,880		$43,395		$63,659		$94,919		$104,248		$156,999

Portfolio turnover rate		66%	126	%(j)		70%	161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 20.44% and 9.08%, respectively.

(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class K

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$35.08		$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.23		0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)		(0.10)	10.38			(2.60)		(0.26)		(0.39)

Net increase (decrease) from investment operations	0.13		10.85			(2.20)	0.32		—

Distributions(c)
From net investment income		(0.48)		(0.51)		(0.60)		(0.60)	—
From net realized gain		(5.05)	—			(0.55)		(2.53)	—

Total distributions		(5.53)		(0.51)		(1.15)		(3.13)	—

Net asset value, end of period	$29.68		$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value	0.28	%(e)		44.48%	(8.35	)%(e)		1.85%	0.00	%(e)

Ratios to Average Net Assets
Total expenses	0.63	%(f)	0.74	%(g)	0.80	%(f)(h)	0.79	%(h)	0.83	%(f)(i)

Total expenses after fees waived and/or reimbursed	0.49	%(f)	0.49	%(g)	0.49	%(f)(h)	0.49	%(h)	0.49	%(f)(i)

Net investment income	1.40	%(f)	1.62	%(g)	2.24	%(f)(h)	2.14	%(h)	1.88	%(f)(i)

Supplemental Data
Net assets, end of period (000)	$9,346		$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate		66%	126	%(j)		70%		161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class R

	Six Months Ended				Period from
	11/30/21		Year Ended		10/01/19		Year Ended September 30,
	(unaudited)		05/31/21		to 05/31/20		2019		2018		2017		2016

Net asset value, beginning of period	$32.84		$23.18		$26.29		$29.10		$26.70		$22.21		$20.33

Net investment income(a)	0.13		0.29		0.28		0.41		0.38		0.20		0.13
Net realized and unrealized gain (loss)		(0.08)	9.71			(2.43)	(0.26)		2.42		4.48		1.84

Net increase (decrease) from investment operations	0.05		10.00			(2.15)	0.15		2.80		4.68		1.97

Distributions(b)
From net investment income		(0.31)		(0.34)		(0.41)	(0.43)		(0.28)		(0.19)		(0.09)
From net realized gain		(5.05)	—			(0.55)	(2.53)		(0.12)		—		—

Total distributions		(5.36)		(0.34)		(0.96)	(2.96)		(0.40)		(0.19)		(0.09)

Net asset value, end of period	$27.53		$32.84		$23.18		$26.29		$29.10		$26.70		$22.21

Total Return(c)
Based on net asset value	0.03	%(d)		43.63%	(8.65	)%(d)	1.29%		10.60%		21.15	%(e)	9.74	%(e)

Ratios to Average Net Assets
Total expenses	1.35	%(f)	1.41	%(g)	1.43	%(f)(h)	1.44	%(h)	1.47	%(i)	1.50	%(i)	1.49	%(i)

Total expenses after fees waived and/or reimbursed	1.04	%(f)	1.04	%(g)	1.04	%(f)(h)	1.04	%(h)	1.04	%(i)	1.33	%(i)	1.44	%(i)

Net investment income	0.84	%(f)	1.11	%(g)	1.69	%(f)(h)	1.59	%(h)	1.37	%(i)	0.80	%(i)	0.61	%(i)

Supplemental Data
Net assets, end of period (000)	$8,761		$9,015		$10,820		$18,321		$29,497		$33,484		$34,213

Portfolio turnover rate		66%	126	%(j)		70%	161%		143%		137%		40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the years ended September 30, 2017 and September 30, 2016 were 21.01% and 9.64%, respectively.

(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Value Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Effective on July 6, 2021, the Fund’s Service Shares converted into Investor A Shares.

Prior to March 1, 2021, the Fund invested all of its assets in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflected the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund was directly affected by the performance of the Master Portfolio. As of February 28, 2021, the Fund owned 100% of the Master Portfolio. For the period June 1, 2020 to February 28, 2021, the Master Portfolio allocated $6,846,974, $31,536,299 and $89,253,747 from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On March 1, 2021, the Fund ceased to invest in the Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master Portfolio, including the management fee rate. The Fund received net assets of $583,497,963, which included net unrealized appreciation of $100,024,782 in exchange for its ownership in the Master Portfolio. The cost basis for the investments received from the Master Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount(b)

BofA Securities, Inc.	$ 610	$ (610)	$—	$ —
Citigroup Global Markets, Inc.	1,311,500	(1,311,500)	—	—
Credit Suisse Securities (USA) LLC	177,869	(170,793)	—	7,076
Deutsche Bank Securities, Inc.	85,390	(85,390)	—	—
J.P. Morgan Securities LLC	165,180	(165,180)	—	—
Morgan Stanley	870,586	(870,586)	—	—
Toronto Dominion Bank	48,580	(48,580)	—	—

	$2,659,715	$(2,652,639)	$—	$7,076

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.49%
$1 billion - $3 billion	0.46
$3 billion - $5 billion	0.44
$5 billion - $10 billion	0.43
Greater than $10 billion	0.42

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$3,857	$518,882	$97,713	$22,730	$643,182

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees — class specific	$ 19,627	$ 308	$ 41,504	$ 1,959	$ 891	$ 909	$ 65,198

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 704	$ 457	$ 18,221	$ 901	$ 12	$ 118	$ 20,413

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 85,128	$ 1,698	$ 220,538	$ 12,213	$ 284	$ 10,617	$ 330,478

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $5,826.

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$54
Investor C	305

$359

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2021, the amount waived was $647.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.54%
Service	0.79
Investor A	0.79
Investor C	1.54
Class K	0.49
Class R	1.04

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, the Manager waived and/or reimbursed investment advisory fees of $358,017, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Administration fees waived — class specific	$ 19,627	$ 308	$ 41,504	$ 1,959	$ 891	$ 909	$ 65,198
Transfer agent fees waived and/or reimbursed — class specific	36,065	892	116,965	7,010	284	8,354	169,570

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2021, the Fund paid BIM $6,390 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term investments, were $420,612,832 and $440,658,847, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$566,141,277

Gross unrealized appreciation	$81,604,993
Gross unrealized depreciation	(14,936,685)

Net unrealized appreciation (depreciation)	$66,668,308

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Share Class	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	394,154	$13,140,955	1,016,131	$29,500,010
Shares issued in reinvestment of distributions	917,329	28,547,872	88,049	2,371,163
Shares redeemed	(418,878)	(13,776,266)	(1,475,664)	(43,884,479)

	892,605	$27,912,561	(371,484)	$(12,013,306)

Service(a)
Shares sold	2,088	$71,736	19,890	$627,034
Shares issued in reinvestment of distributions	—	—	7,100	189,572
Shares redeemed	(453,246)	(15,610,548)	(31,243)	(890,786)

	(451,158)	$(15,538,812)	(4,253)	$(74,180)

Investor A
Shares sold and automatic conversion of shares	943,305	$31,284,495	2,144,188	$58,662,807
Shares issued in reinvestment of distributions	2,044,255	62,034,904	169,922	4,471,396
Shares redeemed	(875,928)	(28,309,098)	(2,072,914)	(56,897,469)

	2,111,632	$65,010,301	241,196	$6,236,734

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Share Class	Shares	Amounts	Shares	Amounts

Investor C
Shares sold	80,146	$2,411,159	190,764	$5,129,647
Shares issued in reinvestment of distributions	118,748	3,308,545	11,029	253,572
Shares redeemed and automatic conversion of shares	(145,187)	(4,358,906)	(1,487,464)	(35,290,513)

	53,707	$1,360,798	(1,285,671)	$(29,907,294)

Class K
Shares sold	68,074	$2,256,776	66,988	$2,150,208
Shares issued in reinvestment of distributions	48,756	1,514,064	3,700	99,492
Shares redeemed	(37,426)	(1,186,956)	(36,167)	(1,037,731)

	79,404	$2,583,884	34,521	$1,211,969

Class R
Shares sold	28,541	$873,795	41,857	$1,150,574
Shares issued in reinvestment of distributions	51,590	1,492,653	5,210	129,721
Shares redeemed	(36,413)	(1,139,458)	(239,413)	(6,169,089)

	43,718	$1,226,990	(192,346)	$(4,888,794)

	2,729,908	$82,555,722	(1,578,037)	$(39,434,871)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Series Funds, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage Large Cap Value Fund (the “Fund”), a series of the Corporation, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporation, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	31

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	33

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ALCV-11/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: February 2, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: February 2, 2022

4